Exhibit 10.15.10

EXECUTION

AMENDMENT NO. 10 TO MASTER REPURCHASE AGREEMENT AND

AMENDMENT NO. 23 TO PRICING LETTER

Amendment No 10 to Master Repurchase Agreement and Amendment No. 23 Pricing Letter, dated as of April 20, 2020 (this “Amendment”), between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (the “Buyer”) and Quicken Loans, LLC (f/k/a Quicken Loans Inc.) (the “Seller”).

RECITALS

The Buyer and the Seller are parties to (a) that certain Master Repurchase Agreement, dated as of April 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Repurchase Agreement”; and as amended by this Amendment, the “Repurchase Agreement”) and (b) that certain Pricing Letter, dated as of April 10, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pricing Letter”; and as amended by this Amendment, the “Pricing Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement or the Existing Pricing Letter, as applicable.

The Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement and Existing Pricing Letter be amended to reflect certain agreed upon revisions to the terms thereof.

Accordingly, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement and Existing Pricing Letter are hereby amended as follows:

SECTION 1. Consent to Name Change and Conversion. Seller has informed Buyer that it intends to convert from a Michigan corporation to a Michigan limited liability company and change its name from “Quicken Loans Inc.” to “Quicken Loans, LLC” (the “Conversion”). Seller hereby requests and Buyer hereby agrees to (a) consent to the Conversion on the terms and conditions previously disclosed to Buyer and (b) waive any and all restrictions under the Program Documents solely relating to the Conversion, including but not limited to any events of default or other representations, warranties or covenants that may be triggered or breached solely as a result of the Conversion.

SECTION 2. Ratification of Security Interest. On and after the Conversion, the Seller hereby ratifies and confirms that is has granted, assigned and pledged to Buyer a fully perfected first priority security interest in the Repurchase Assets.

SECTION 3. Repurchase Agreement Amendments. The Existing Repurchase Agreement is hereby amended by:

3.1          deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

3.2          deleting the definition of “Seller” in Section 2 in their entirety and replacing it with the following:

“Seller” shall mean Quicken Loans, LLC or any successor in interest thereto.

3.3          deleting Schedule 2 in its entirety and replacing it with Annex A hereto.

SECTION 4.  Pricing Letter Amendments. The Existing Pricing Letter is hereby amended by:

4.1          deleting all references of “Quicken Loans Inc.” in their entirety and replacing them with “Quicken Loans, LLC”.

SECTION 5. Conditions Precedent. This Amendment shall become effective as of April 15, 2020 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

5.1          Security Interest. Evidence that all actions necessary to perfect the interest of the Buyer the Purchased Assets and other Repurchase Assets with respect to Seller have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 or Form UCC-3, as applicable.

5.2          Organizational Documents. A certificate of the secretary of Seller, substantially in form and substance acceptable to Buyer in its sole good faith discretion, attaching certified copies of Seller’s formation and organizational documents and a certificate of name change and resolutions approving the Conversion and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary entity action or governmental approvals as may be required in connection with the Program Documents.

5.3          Good Standing Certificate. A certified copy of a good standing certificate from the jurisdiction of organization of Seller.

5.4          Incumbency Certificate. An incumbency certificate of an officer of Seller certifying the names, true signatures and titles of the representatives duly authorized to request transactions under the Program Documents by execution of this Amendment.

5.5          Opinion of Counsel. An opinion of Seller’s counsel addressing those matters as set forth on Exhibit A to the Repurchase Agreement, solely with respect to the Conversion.

5.6          Insurance. Evidence that Seller’s Fidelity Insurance and errors and omissions insurance policy has been updated to reflect the Conversion.

5.7          Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(a)           this Amendment, executed and delivered by duly authorized officers, as applicable, of the Buyer and the Seller;

(b)           Power of Attorney, executed and delivered by duly authorized officers, as applicable, of the Seller;

(c)           Amendment No. 3 to Amended and Restated Custodial Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller and the Custodian;

(d)           Amendment No. 2 to Amended and Restated Electronic Tracking Agreement, executed and delivered by duly authorized officers, as applicable, of the Buyer, the Seller, MERSCORP Holdings, Inc. and Mortgage Electronic Registration Systems, Inc.; and

(e)                                  such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 6. Ratification of Agreement. As amended by this Amendment, the Existing Repurchase Agreement is in all respects ratified and confirmed and the Existing Repurchase Agreement as so modified by this Amendment shall be read, taken, and construed as one and the same instrument.

SECTION 7. Representations and Warranties. The Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 10 of the Repurchase Agreement. The Seller hereby represents and warrants that this Amendment has been duly and validly executed and delivered by it, and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 8. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Other than as expressly set forth herein, the execution of this Amendment by the Buyer shall not operate as a waiver of any of its rights, powers or privileges under the Repurchase Agreement or any other Program Documents, including without limitation, any rights, powers or privileges relating to any existing or future breaches of, Defaults or Events of Default under, the Repurchase Agreement or any other Program Documents (whether the same or similar nature as those matters described herein or otherwise) except as expressly set forth herein. From and after the Amendment Effective Date, all references to the Seller in the Repurchase Agreement, the Pricing Letter and any other Program Document shall be deemed to refer to the Seller, as converted pursuant to the Conversion.

SECTION 9. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The parties agree that this Amendment, any documents to be delivered pursuant to this Amendment and any notices hereunder may be transmitted between them by email and/or by facsimile. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The original documents shall be promptly delivered, if requested.

SECTION 11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 12.  GOVERNING  LAW.  THIS  AMENDMENT  AND  ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE EFFECTIVENESS, VALIDITY AND ENFORCEABILITY OF ELECTRONIC CONTRACTS, OTHER RECORDS, ELECTRONIC RECORDS AND ELECTRONIC SIGNATURES USED IN CONNECTION WITH ANY ELECTRONIC TRANSACTION BETWEEN BUYER AND SELLER SHALL BE GOVERNED BY E-SIGN.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Buyer and the Seller have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

UBS AG, BY AND THROUGH ITS
BRANCH OFFICE AT 1285 AVENUE
OF THE AMERICAS, NEW YORK,
NEW YORK, as Buyer

By:	/s/ Gary Timmerman
Name: Gary Timmerman
Title: Managing Director

By:	/s/ Ari Lash
Name: Ari Lash
Title: Executive Director

Signature Page to Amendment No. 10 to Master Repurchase Agreement and Amendment No. 23 to Pricing Letter

QUICKEN LOANS, LLC (F/K/A QUICKEN LOANS INC.), as Seller

By	/s/ Julie Booth
Name: Julie Booth
Title: Chief Financial Officer

Signature Page to Amendment No. 10 to Master Repurchase Agreement and Amendment No. 23 to Pricing Letter

ANNEX A

RESPONSIBLE OFFICERS

SELLER PARTY AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act For Seller Party under this Agreement:

AUTHORIZED REPRESENTATIVES OF QUICKEN LOANS

Name	Title	Signature

William Emerson	CEO	/s/ William Emerson

Jay Farrier	President	/s/ Jay Farrier

Robert Walters	Vice President - Capital Markets/Risk Management	/s/ Robert Walters

Julie Booth	CFO & Treasurer	/s/ Julie Booth

Angelo V. Vitale	Secretary, Executive Vice President and General Counsel	/s/ Angelo V. Vitale

Rob Wilson	Dir. Treasury	/s/ Rob Wilson

Jennifer (Becky) Vosler	Cash Manager	/s/ Jennifer (Becky) Vosler

Julie Erhardt	Team Leader, Cash Team	/s/ Julie Erhardt

Renee Jones	Cashiering Auditor	/s/ Renee Jones

Sarah Holtz	Cashiering Auditor	/s/ Sarah Holtz

Cindy Rexin	Cashiering Auditor	/s/ Cindy Rexin

Name	Title	Signature

Duane Kniffen	Vice President, Capital Markets	/s/ Duane Kniffen

Jessica Goers	Director, Transaction Management	/s/ Jessica Goers

Amanda Zimmer	Sr. Transaction Manager	/s/ Amanda Zimmer

Jonathan Leija	Transaction Manager	/s/ Jonathan Leija

Mike Hoover	Transaction Manager	/s/ Mike Hoover

Stephanie Milici	Transaction Manager	/s/ Stephanie Milici

Michael Codd	Team Leader, Capital Markets	/s/ Michael Codd

Brandon Janness	Team Captain, Capital Markets	/s/ Brandon Janness

Heather McPherson	Team Leader, Capita Markets	/s/ Heather McPherson

Jamie Licavoli	Dir. Post Closing	/s/ Jamie Licavoli

Daniel Domagala	Team Captain, Capital Markets	/s/ Daniel Domagala

Meredith Michalec	Collateral Coordinator	/s/ Meredith Michalec